================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       November 2, 2001 (November 2, 2001)


                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)




        Delaware                   000-26727                 68-0397820
(State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)                 File Number)           Identification No.)



      371 Bel Marin Keys Boulevard,                            94949
               Suite 210                                     (Zip Code)
          Novato, California
(Address of principal executive offices)


                                 (415) 884-6700
                ------------------------------------------------
              (Registrant's telephone number, including area code)











================================================================================

Item 5.       Other Events

On November 2, 2001, we announced the results of our Phase III trial of Aldurazyme for the treatment of MPS I in a press release dated November 2, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.       Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
------------  ------------------------------------------------------------------
99.1          Press Release Dated November 2, 2001 Related to the Announcement
              of the Results of the Phase III Trial of Aldurazyme for the Treatment of MPS I.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BioMarin Pharmaceutical Inc.

                              By: /s/ Raymond W. Anderson
                                  ---------------------------------
                                  Raymond W. Anderson
                                  Chief Operating Officer, Chief Financial
                                  Officer, Secretary and Vice President Finance and Administration

Date:  November 2, 2001

                                  Exhibit Index

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
------------  ------------------------------------------------------------------
99.1          Press Release Dated November 2, 2001 Related to the Announcement
              of the Results of the Phase III Trial of Aldurazyme for the Treatment of MPS I.